                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 11, 2004

                            NOCOPI TECHNOLOGIES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

           MARYLAND                        0-20333                87-0406496
           --------                        -------                ----------
(State or other jurisdiction of          (Commission            (IRS Employer
 incorporation or organization)          File Number)        Identification No.)


                  9C Portland Road, W. Conshocken, PA       19428
               ----------------------------------------   ----------
               (Address of principal executive offices)   (Zip Code)


        Registrant's telephone number, including area code: 610-834-9600
        ----------------------------------------------------------------


          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits

Exhibit 99     Press Release dated May 11, 2004.

Item 9.

         Registrant hereby furnishes the Press Release dated May 11, 2004 attached as an Exhibit to this Form 8-K pursuant to Regulation FD.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Nocopi Technologies, Inc.
     -------------------------
           (Registrant)


By: /s/ Rudolph A. Lutterschmidt
Rudolph A. Lutterschmidt,
Chief Financial Officer
Dated: May 11, 2004



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